                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement       [ ]  Confidential, For Use of the Com-
                                            mission Only (as permitted by
                                            Rule 14a-6(e) (2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12

                               SL Industries, Inc.
       ------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

       ------------------------------------------------------------------
    (Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [X] No fee required.

      [ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:

------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:

------------------------------------------------------------

      (5) Total fee paid:

------------------------------------------------------------

      [ ] Fee paid previously with preliminary materials:

------------------------------------------------------------

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

------------------------------------------------------------

      (2) Form, Schedule or Registration Statement No.:

------------------------------------------------------------

      (3) Filing Party:

------------------------------------------------------------

      (4) Date Filed:

------------------------------------------------------------

                                EXPLANATORY NOTE

      The Registrant made a presentation to Institutional Shareholder Services on January 7, 2002, using the presentation filed herewith.

SL INDUSTRIES, INC.

                                PRESENTATION TO

                            INSTITUTIONAL SHAREHOLDER

                                    SERVICES

                                JANUARY 7, 2002

                           SUCCESSFUL TRANSFORMATION
                         OF THE BUSINESS - POWER & DATA
                                QUALITY STRATEGY


ACQUISITIONS                             DIVESTITURES

  CONDOR- 1993                             SL LUBE - 1995

  TEAL - 1995                              SL PIPING - 1996

  EME - 1998                               SL AUBURN - 1997

  TODD PRODUCTS - 1999                     SL WABER - 2001

  RFL ELECTRONICS - 1999

                                     CONDOR


                          POWER SUPPLIES INCLUDING WITH
                                 BATTERY BACKUP



                                  [PHOTO HERE]



              MEDICAL, TELECOMMUNICATIONS, SELECT INDUSTRIAL NICHES

                                      TEAL/SL WABER


                           POWER CONDITIONERS & POWER
                               DISTRIBUTION UNITS



                                  [PHOTO HERE]



                  SEMICONDUCTOR, MEDICAL, & TELECOMMUNICATIONS

                                   CONDOR/TEAL


                                POWER ELECTRONICS

CUSTOMERS

         MEDICAL - GE, PHILLIPS, BAXTER, ALCON

         TELECOMMUNICATIONS - ADC, INTEL, IPC INFORMATION SYSTEMS, TYCO

         SEMICONDUCTOR - SCHLUMBERGER, TERADYNE, KLA-TENCOR, NOVELLUS

DRIVERS

         - OEM RELATIONSHIPS

         - RAPID PRODUCT DEVELOPMENT AND ADVANCEMENT

         - CUSTOM AND MODIFIED LOW AND MID VOLUME WITH HIGH PRODUCT MIX

         - ELECTRONICS (MICROPROCESSOR)/DATA COMMUNICATIONS IN PRODUCTS

         - OUTSOURCING BY OEMS

                                RFL ELECTRONICS

                                 TELEPROTECTION



             CARRIER COMMUNICATIONS                   MULTIPLEXING

                 [PHOTO HERE]                         [PHOTO HERE]



               [PHOTO HERE]                         [PHOTO HERE]

              TELEPROTECTION                     PROTECTIVE RELAYING



                                     UTILITY

                                       RFL


                                 UTILITY POWER

CUSTOMERS

         ONTARIO HYDRO, NEVADA POWER, DUKE ENERGY, AEP

DRIVERS

         - UTILITY DEREGULATION

         - HIGH UTILIZATION OF THE POWER GRID

         - SECURITY/COMMUNICATIONS

         - SPECIALIZED CUSTOMER REQUIREMENTS

         - POWER QUALITY

                                   SL-MTI/EME

                          POWER MOTION SYSTEMS (MOTOR,
                           CONTROLLER, POWER SUPPLY),
                                    ACTUATOR



                  [PHOTO HERE]                    [PHOTO HERE]



                         AEROSPACE, MEDICAL, AUTOMOTIVE

                                   SL-MTI/EME

                                  POWER MOTION

CUSTOMERS

         AEROSPACE - AIRBUS, HONEYWELL, B.F. GOODRICH, TEXTRON, AGUSTA

         AUTOMOTIVE - AUDI, BMW, DRAXLMEIER

DRIVERS

         - OEM RELATIONSHIPS

         - ENGINEERING CUSTOM SYSTEMS AND COMPONENTS

         - OUTSOURCING BY LARGER AEROSPACE COMPANIES OF KEY SUBSYSTEMS

         - VERY HIGH RELIABILITY

STRATEGIC DRIVERS IN BOARD'S DECISION TO SELL:

         -CONSOLIDATING INDUSTRIES

         -ATTRACTIVE VALUATIONS AT THE TIME

         -GLOBALIZATION OF CUSTOMER/SUPPLIER BASE


SALE PROCESS FOR ALL AND PARTS OF THE BUSINESS EXHAUSTIVELY EXPLORED.

         -BOARD WITH EXTENSIVE BUSINESS AND FINANCE EXPERTISE.

         -EXPERIENCED AND SUCCESSFUL MANAGEMENT TEAM.

         -BOARD AND MANAGEMENT COMMITTED TO MAXIMIZE SHAREHOLDER VALUE OVER
          REASONABLE TIMEFRAME.